Commitments and contingencies	12 Months Ended
Mar. 31, 2021
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and contingencies
22.	Commitments and contingencies:
(a)	Commitments:
(i)

On November 2, 2017, Neptune entered into an exclusive commercial agreement for a speciality ingredient in combination with cannabinoids coming from cannabis or hemp for a period of 11 years with minimum annual volumes of sales starting in 2019.  On January 31, 2020, Neptune entered into other commercial agreements for the same speciality ingredient in combination with fish oil products for a period of 8 years in replacement of a previous terminated agreement (refer to note 13 (a)). According to these agreements signed with the same third-party’s beneficial owner, Neptune will pay royalties on sales. To maintain the exclusivity, Neptune must reach minimum annual volumes of sales for the duration of the agreements for which minimum volumes are being reached. The corresponding total remaining amount of minimum royalties is $5,100,383.

(ii)

On December 21, 2018, Neptune entered into a 5-year IP licencing and capsule agreement with Lonza pursuant to which royalties based on net sales of capsules will be payable to Lonza (refer to note 13 (b)). During the fourth quarter of fiscal year 2021, Lonza and Neptune entered into an amendment to the agreement, with an effective date of August 1, 2020, which removed all minimum volume requirements, extended the term of the agreement to July 31, 2025 and waived certain penalties that would have been payable to Lonza.

(iii)	As of March 31, 2021, Neptune has purchase commitments in the approximate amount of $283,189 related to projects that are capital in nature.
(iv)

During the year ended March 31, 2019, the Corporation has entered into a contract for security of its cannabis manufacturing facility. This contract results in an annual expense of approximately $172,000 for 5 years. The Corporation has also entered into various other contracts and the remaining commitment related to those contracts amounts to $1,258,933 as of March 31, 2021.

(v)	As at March 31, 2021, the Corporation has agreements with various partners to execute research and development projects for a total remaining amount of $727,864.
(vi)

On April 14, 2020, the Corporation signed a two-year agreement with The Jane Goodall Institute (“JGI”) in which Neptune agreed to donate 5% of the net sales of products branded as Forest Remedies with the JGI identification to support continued research, conservation and education efforts. In the year ended March 31, 2021, the donations on sales are negligeable.

(vii)

On February 10, 2021, as part of the consideration for the acquisition of a 50.1% interest in Sprout Foods, Neptune agreed to guarantee a $12,562,000 (USD$10.0 million) note issued by Sprout in favor of Morgan Stanley Expansion Capital (refer to note 4 (b)).

(viii)

On May 28, 2021, subsequent to the year ended March 31, 2021, Sprout entered into a licence agreement with Moonbug Entertainment Limited (“Moonbug”), pursuant to which it would license certain intellectual property, relating to characters from the children’s entertainment property CoComelon, for use on certain Sprout products through December 31, 2023 in exchange for a royalty on net sales. Sprout is required to make minimum guaranteed payments to Moonbug of $260,000 (USD$200,000) over the term of the agreement. The agreement may be extended for an additional three years in exchange for an additional minimum guaranteed payment to Moonbug of $260,000 (USD$200,000) over the extended term of the agreement. Royalties payable under the agreement are set off against minimum guaranteed payments made.

(b)	Contingencies:

In the normal course of operations, the Corporation is involved in various claims and legal proceedings. The most significant of which are ongoing are as follows:

(i)

On March 21, 2019, the Corporation received a judgment from the Superior Court of Québec (the “Court”) regarding certain previously disclosed claims made by a corporation controlled by a Former CEO against the Corporation in respect of certain royalty payments alleged to be owed and owing to a Former CEO pursuant to the terms of an agreement entered into on February 23, 2001 between Neptune and a Former CEO (the “Agreement”). The Court declared that under the terms of the agreement, the Corporation is required to pay royalties of 1% of its revenues in semi-annual instalments, for an unlimited period. Based on currently available information, a provision of $1,871,555 has been recognized (refer to note 12 (a)) for this claim as of March 31, 2021 ($1,115,703 as at March 31, 2020).

(ii)

In September 2020, Neptune submitted a claim and demand for arbitration against Peter M. Galloway and PMGSL Holdings, LLC (collectively “PMGSL”) in accordance with the Asset Purchase Agreement (“APA”) dated May 9, 2019 between, among others, Neptune and PMGSL. Separately, PMGSL submitted a claim and demand for arbitration against Neptune. The Neptune claims and PMGSL claims have been consolidated into a single arbitration and each are related to the purchase by Neptune of substantially all of the assets of the predecessor entities of PMGSL Holdings, LLC. Neptune is claiming, among other things, breach of contract and negligent misrepresentation by PMGSL in connection with the APA and is seeking, among other things, equitable restitution and any and all damages recoverable under law. PMGSL is claiming, among other things, breach of contract by Neptune and is seeking, among other things, payment of certain compensation contemplated by the APA. While Neptune believes there is no merit to the claims brought by PMGSL, a judgment in favor of PMGSL may have a material adverse effect on our business and Neptune intends to continue vigorously defending itself. Based on currently available information, a provision of $754,440 has been recognized for this case as at March 31, 2021.

(iii)

In July 2020, the Corporation experienced a cybersecurity incident which was reported to the authorities. The Corporation paid an amount to the threat actor in exchange for destruction of the data held by the threat actor. In addition, Neptune also incurred other costs associated with this cybersecurity incident, including legal fees, investigative fees, costs of communications with affected customers and credit monitoring services provided to the Corporation’s current and former employees. The Corporation expects to continue to incur costs associated with maintaining appropriate security measures and otherwise complying with its obligations. The expenses related to this cybersecurity incident totaled $1,983,286 during the year ended March 31, 2021 and are recorded under selling, general and administrative expenses in the consolidated interim statement of loss and comprehensive loss.

(iv)

On February 4, 2021, the United States House of Representatives Subcommittee on Economic and Consumer Policy, Committee on Oversight and Reform (the “Subcommittee”), published a report, “Baby Foods Are Tainted with Dangerous Levels of Arsenic, Lead, Cadmium, and Mercury” (the “Report”), which stated that, with respect to Sprout, “Independent testing of Sprout Organic Foods” has confirmed that their baby foods contain concerning levels of toxic heavy metals.” The Report further stated that after receiving reports alleging high levels of toxic metals in baby foods, the Subcommittee requested information from Sprout but did not receive a response.

On February 11, 2021, following the acquisition of a 50.1% stake in Sprout by Neptune, the Subcommittee contacted Sprout, reiterating its requests for documents and information about toxic heavy metals in Sprout’s baby foods. Sprout provided an initial response to the Subcommittee on February 25, 2021 is cooperating with the Subcommittee requests.

Further, on February 24, 2021, the Office of the Attorney General of the State of New Mexico (“NMAG”) delivered to Sprout a civil investigative demand requesting similar documents and information with regards to the Report and the NMAG’s investigation into possible violations of the False Advertising Act of New Mexico. Sprout is responding to the requests of the NMAG and is producing documents to the NMAG on March 10, 2021 as requested by the NMAG. The pending inquiries and potential findings could result in material litigation and may have a material adverse effect on our business, financial condition, or results of operations.

(v)

On March 16, 2021, a purported shareholder class action was filed in United States District Court for the Eastern District of New York against the Company and certain of its current and former officers alleging violations of Section 10(b) and 20(a) of the Securities Exchange Act of 1934. The Corporation believes these claims are without merit and intends to vigorously defend itself.

The outcome of these claims and legal proceedings against the Corporation cannot be determined with certainty and is subject to future resolution, including the uncertainties of litigation.